UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2025

SITIO ROYALTIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41585	88-4140242
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Lawrence Street, Suite 1750

Denver, Colorado 80202

(Address of principal executive office and Zip Code)

(720) 640-7620

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	STR	New York Stock Exchange(1)

Indicate by check mark

(1)

The registrant’s Class A common stock was suspended from trading on the New York Stock Exchange prior to the opening of the market on August 19, 2025. A Form 25 was filed with the Securities and Exchange Commission on August 19, 2025 to delist the registrant’s Class A common stock from the New York Stock Exchange and to remove it from registration under Section 12(b) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed on June 3, 2025 by Sitio Royalties Corp., a Delaware corporation (“Sitio” or the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”), the Company and Sitio Royalties Operating Partnership, LP, a Delaware limited partnership and a subsidiary of Sitio (“Sitio Opco”), entered into an Agreement and Plan of Merger, dated as of June 2, 2025 (the “Merger Agreement”), with VNOM Sub, Inc. (formerly Viper Energy, Inc.), a Delaware corporation (“Viper”), Viper Energy Partners LLC, a Delaware limited liability company (“Viper Opco”), Viper Energy, Inc. (formerly New Cobra Pubco, Inc.), a Delaware corporation and a wholly owned subsidiary of Viper (“New Viper”), Cobra Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of New Viper (“Viper Merger Sub”), and Scorpion Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of New Viper (“Sitio Merger Sub”), pursuant to which, among other things, Viper agreed to acquire the Company in an all-equity transaction through: (i) the merger (the “Viper Pubco Merger”) of Viper Merger Sub with and into Viper, with Viper continuing as the surviving corporation and a wholly owned subsidiary of New Viper, (ii) simultaneously with the Viper Pubco Merger, the merger of Sitio Merger Sub with and into Sitio, with Sitio continuing as the surviving corporation and a wholly owned subsidiary of New Viper (the “Sitio Pubco Merger” and, together with the Viper Pubco Merger, the “Pubco Mergers”), and (iii) immediately following the Pubco Mergers, the merger of Sitio Opco with and into Viper Opco, with Viper Opco continuing as the surviving entity (the “Opco Merger” and, together with the Pubco Mergers, the “Mergers”), in each case on the terms set forth in the Merger Agreement.

On August 19, 2025 (the “Closing Date”), following approval by the stockholders of the Company at a special meeting of stockholders held on August 18, 2025, and the satisfaction of all closing conditions set forth in the Merger Agreement, the Mergers were consummated. The Pubco Mergers became effective concurrently (such time as the Pubco Mergers became effective, the “Pubco Merger Effective Time”), and the Opco Merger became effective immediately following the Pubco Merger Effective Time (such time as the Opco Merger became effective, the “Opco Merger Effective Time”). The events described in this Current Report on Form 8-K took place in connection with the completion of the Mergers.

Item 1.02	Termination of a Material Definitive Agreement

On August 19, 2025, in connection with the consummation of the Mergers, all outstanding indebtedness under the Third Amended and Restated Credit Agreement, dated as of February 3, 2023 (as last amended on May 8, 2025 and as may be further amended, supplemented or modified from time to time), by and among Sitio Opco, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties from time to time party thereto (the “Sitio Revolving Credit Facility”), was repaid in full and all commitments thereunder were terminated. Additionally, the guarantees and liens securing the indebtedness under the Sitio Revolving Credit Facility were discharged and released.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note, on August 19, 2025, the Mergers were consummated in accordance with the terms of the Merger Agreement. In connection with the consummation of the Mergers, among other things:

•

at the effective time of the Sitio Pubco Merger (the “Sitio Pubco Merger Effective Time”), (A) each share of Sitio’s Class A common stock, par value $0.0001 per share (the “Sitio Class A Common Stock”), issued and outstanding immediately prior to the Sitio Pubco Merger Effective Time (other than certain excluded shares) was canceled and converted into the right to receive 0.4855 fully paid and nonassessable shares of Class A common stock, par value $0.000001 per share, of New Viper (the “New Viper Class A Common Stock” and, such shares collectively, the “Sitio Pubco Merger Consideration”), (B) each share of Sitio’s Class C common stock, par value $0.0001 per share (the “Sitio Class C Common Stock”), issued and outstanding immediately prior to the Sitio Pubco Merger Effective Time was canceled and ceased to exist and (C) each share of Sitio Merger Sub capital stock issued and outstanding immediately prior to the Sitio Pubco Merger Effective Time was converted into one share of common stock, par value $0.01 per share, of the surviving corporation of the Sitio Pubco Merger;

•

at the effective time of the Viper Pubco Merger (the “Viper Pubco Merger Effective Time”), (A) each share of Viper’s Class A common stock, par value $0.000001 per share (the “Viper Class A Common Stock”), issued and outstanding immediately prior to the Viper Pubco Merger Effective Time (other than certain excluded shares) was canceled and automatically converted into one share of New Viper Class A Common Stock, (B) each share of Viper’s Class B common stock, par value $0.000001 per share, issued and outstanding immediately prior to the Viper Pubco Merger Effective Time was canceled and converted into one share of New Viper Class B Common Stock, par value $0.000001 per share (the “New Viper Class B Common Stock” and together with the New Viper Class A Common Stock, “New Viper Common Stock”), and (C) each share of Viper Merger Sub capital stock issued and outstanding immediately prior to the Viper Pubco Merger Effective Time was converted into one share of common stock, par value $0.01 per share, of the surviving corporation of the Viper Pubco Merger;

•

at the Pubco Merger Effective Time, each share of capital stock of New Viper issued and outstanding immediately prior to the Pubco Merger Effective Time remained outstanding, with shares owned by the surviving corporation of the Viper Pubco Merger surrendered to New Viper without payment therefor; and

•

following the Pubco Mergers, at the effective time of the Opco Merger (the “Opco Merger Effective Time”), (A) each common unit representing a limited partnership interest in Sitio Opco (each, a “Sitio Opco Unit”) held by Viper, Sitio, New Viper, or any of their wholly owned subsidiaries immediately prior to the Opco Merger Effective Time was automatically converted into 0.4855 common units representing limited liability company membership interests in Viper Opco (each, a “Viper Opco Unit”) and (B) each Sitio Opco Unit issued and outstanding immediately prior to the Opco Merger Effective Time (other than certain excluded units) was converted into the right to receive (i) 0.4855 Viper Opco Units and (ii) 0.4855 shares of New Viper Class B Common Stock.

No fractional shares of New Viper Common Stock were issued in connection with the Sitio Pubco Merger or Opco Merger. Each holder of Sitio Class A Common Stock who would otherwise have received fractional shares received, in lieu thereof, cash, without interest, based on the then prevailing prices of shares of the New Viper Class A Common Stock on the Nasdaq. Each holder of Sitio Opco Units who would otherwise have received a fraction of a Viper Opco Unit pursuant to the Opco Merger received, in lieu thereof, cash, without interest, in an amount equal to the product of such fractional part of a Viper Opco Unit multiplied by the volume weighted average of Viper Class A Common Stock for the five consecutive trading days immediately prior to the Closing Date of the Mergers. If any holder of Sitio Opco Units would otherwise be entitled to receive a fraction of a share of New Viper Class B Common Stock (after taking into account all Sitio Opco Units delivered by such holder), such fraction of a share of New Viper Class B Common Stock shall be canceled, and such holder shall not be entitled to any additional consideration in exchange for such fractional share of New Viper Class B Common Stock.

As a result of the Mergers, Sitio stockholders immediately prior to the Sitio Pubco Merger Effective Time own approximately 20% of the outstanding shares of New Viper Common Stock, and Viper stockholders immediately prior to the Viper Pubco Merger Effective Time own approximately 80% of the outstanding shares of New Viper Common Stock. Following the Closing, New Viper operates under the name “Viper Energy, Inc.” and retains the Viper board of directors and executive officers.

The issuance of shares of New Viper Class A Common Stock pursuant to the terms of the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to New Viper’s registration statement on Form S-4, as amended (File No. 333-288431), which was declared effective by the SEC on July 18, 2025. The joint proxy statement/consent solicitation statement/prospectus which forms a part of the registration statement contains additional information about the Mergers.

In addition, in connection with the Mergers and pursuant to the Merger Agreement and the applicable award agreements:

•

at the Sitio Pubco Merger Effective Time, each award of time-based restricted stock units in respect of Sitio Class A Common Stock and each award of deferred restricted stock units in respect of Sitio Class A Common Stock outstanding immediately prior to the Sitio Pubco Merger Effective Time vested in full (to the extent unvested), and was canceled and converted into the right to receive the Sitio Pubco Merger Consideration in respect of each share of Sitio Class A Common Stock subject to the award, plus an amount in cash equal to any accrued but unpaid cash-based dividend equivalents;

•

at the Sitio Pubco Merger Effective Time, each award of performance-based restricted stock units in respect of Sitio Class A Common Stock outstanding immediately prior to the Sitio Pubco Merger Effective Time vested in full (to the extent unvested), with the satisfaction of any performance goals in respect of any incomplete performance period determined based on the greater of (x) target performance or (y) actual performance through the Sitio Pubco Merger Effective Time and was canceled and converted into the right to receive the Sitio Pubco Merger Consideration in respect of each share of Sitio Class A Common Stock subject thereto, plus an amount in cash equal to any accrued but unpaid cash-based dividend equivalents; and

•

immediately prior to the Pubco Merger Effective Time, each award of restricted securities consisting of Sitio Opco Units and an equivalent number of shares of Sitio Class C Common Stock (each, a “Sitio Opco Unit Award”) outstanding immediately prior to the Sitio Pubco Merger Effective Time vested in full (to the extent unvested) and each Sitio Opco Unit and share of Sitio Class C Common Stock subject to such Sitio Opco Unit Award was treated as an unrestricted Sitio Opco Unit and an unrestricted share of Sitio Class C Common Stock for all purposes of the Merger Agreement, including participation in the Mergers as set forth in the Merger Agreement, and the holder thereof also received an amount in cash equal to any accrued but unpaid cash-based distributions.

The foregoing description of the Mergers and the Merger Agreement and the transactions contemplated thereby is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by the full text of the Merger Agreement, a copy of which was filed with the SEC on June 3, 2025 as Exhibit 2.1 to the Company’s Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Mergers, shares of Sitio Class A Common Stock were listed and traded on the New York Stock Exchange (the “NYSE”) under the trading symbol “STR.” On the Closing Date, in connection with the consummation of the Mergers, the Company notified the NYSE that the Mergers had been consummated and requested that the trading of shares of Sitio Class A Common Stock on the NYSE be suspended and that the listing of such shares on the NYSE be withdrawn prior to the opening of the market on August 19, 2025. In addition, the Company requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to report the delisting of shares of Sitio Class A Common Stock from the NYSE and to deregister the shares of Sitio Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The NYSE filed the Form 25 on the Closing Date. The Company also intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Sitio Pubco Merger, at the Sitio Pubco Merger Effective Time, the Company became a wholly owned subsidiary of New Viper. Immediately following the Pubco Mergers, as a result of the consummation of the Opco Merger, Sitio Opco merged with and into Viper Opco, with Viper Opco continuing as the surviving entity.

The information set forth in the Introductory Note, Item 2.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing Date, in connection with the consummation of the Mergers, each member of the Sitio board of directors (the “Sitio Board”) prior to the Pubco Merger Effective Time ceased serving as a director of the Sitio Board. These departures were solely in connection with the Mergers and not a result of any disagreements between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

Effective as of the Closing Date, in connection with the Mergers, each of Christopher L. Conoscenti, Britton L. James, Jarret J. Marcoux, A. Dax McDavid, Carrie L. Osicka, Brett S. Riesenfeld and Ward Bass ceased to be officers of the Company.

Pursuant to the Merger Agreement, as of the Pubco Merger Effective Time, Kaes Van’t Hof, Austen Gilfillian and Matt Zmigrosky became the directors and Kaes Van’t Hof, Austen Gilfillian, Teresa L. Dick, Matt Zmigrosky and Al Barkmann became the executive officers of the Company.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 19, 2025, in connection with the consummation of the Mergers, the Company’s amended and restated certificate of incorporation and amended and restated bylaws as in effect immediately prior to the Pubco Merger Effective Time were each amended and restated in their entirety. The certificate of incorporation and bylaws, each as amended and restated, of the Company are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

The foregoing disclosures are subject to and qualified in their entirety by reference to Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, which are incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On August 19, 2025, in connection with the consummation of the Mergers, Sitio Opco and Sitio Finance Corp., a Delaware corporation (“Finance Corp.” and, together with Sitio Opco, the “Issuers”), redeemed all $600 million aggregate principal amount outstanding of the Issuers’ 7.875% Senior Notes due 2028 (the “2028 Senior Notes”) issued pursuant to that certain Indenture, dated as of October 3, 2023 (the “Indenture”), by and among the Issuers, the guarantors named therein and Citibank, N.A., as trustee. In accordance with the Indenture, the Issuers redeemed the 2028 Senior Notes at a redemption price equal to 100.000% of the principal amount thereof, plus the Applicable Premium (as calculated in accordance with the Indenture), plus accrued and unpaid interest thereon to, but excluding, August 19, 2025.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of June 2, 2025, by and among Sitio Royalties Corp., Sitio Royalties Operating Partnership, LP, Viper Energy, Inc. (formerly New Cobra Pubco, Inc.), Viper Energy Partners LLC, VNOM Sub, Inc. (formerly Viper Energy, Inc.), Cobra Merger Sub, Inc. and Scorpion Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, File No. 001-41585, filed with the SEC on June 3, 2025).

3.1*	Second Amended and Restated Certificate of Incorporation of Sitio Royalties Corp., dated as of August 19, 2025.

3.2*	Second Amended and Restated Bylaws of Sitio Royalties Corp., dated as of August 19, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†

Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITIO ROYALTIES CORP.

By:	/s/ Matt Zmigrosky
Name:	Matt Zmigrosky
Title:	Executive Vice President and General Counsel

Dated: August 19, 2025